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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                     February 25, 1998 (February 24, 1998)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                              1-8368                          51-0228924
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(State or other                     (Commission                    (IRS Employer
jurisdiction                       File Number)                   Identification
of incorporation)                                                        Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
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           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On February 24, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) issued a press release urging all Safety-Kleen Corp. (NYSE:SK) shareholders to vote against the Philip Group merger proposal on February 25, 1998. Note that the press release contains statements regarding LESI's opinion regarding the superior value of LESI's offer to purchase SK stock as compared to the Philip Group's merger as well as LESI's opinion that SK shareholder's acceptance of LESI's offer will create value to all continuing shareholders. The full text of the announcement is reproduced below.

FOR IMMEDIATE RELEASE


CONTACT:  KENNETH W. WINGER
          PRESIDENT AND CHIEF EXECUTIVE OFFICER

          PAUL R. HUMPHREYS
          SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
          (803) 933-4210


                     LAIDLAW COMMITTED TO SAFETY-KLEEN OFFER

COLUMBIA, SOUTH CAROLINA...FEBRUARY 24, 1998. Laidlaw Environmental Services, Inc. (NYSE:LLE) continues to urge all Safety-Kleen Corp. (NYSE:SK) shareholders to vote against the Philip Group merger proposal on February 25, 1998.

Commenting on LLE's commitment to successfully completing its offer to SK shareholders, Mr. Kenneth W. Winger, LLE's president and chief executive officer, said:

       "LLE reaffirms its commitment to pursue its existing offer to the SK shareholders. If the SK shareholders vote against the Philip Group merger proposal on February 25, 1998, LLE will continue to fight to ensure that the SK shareholders have the opportunity to realize what we believe is the clearly superior offer."

Commenting on Laidlaw Inc.'s support for LLE's offer to SK shareholders, Mr. James R. Bullock, LLE's chairman and president and chief executive officer of Laidlaw Inc. (NYSE:LDW), said:

       "Laidlaw Inc. has more than $850 million invested in LLE and it must be absolutely obvious we would not support the LLE acquisition of SK if we weren't completely satisfied the transaction was beneficial to LLE shareholders afterwards. LLE and SK are an ideal combination and Laidlaw Inc. is and will remain fully committed to supporting the LLE acquisition of SK under the terms of its tender offer if the Philip merger is defeated on February 25, 1998."

Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.

                                     - END -



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: February 25, 1998         By:  /s/ Kenneth W. Winger
                                     ----------------------
                                     Kenneth W. Winger, President
                                     and Chief Executive Officer